Exhibit 99.2

Sunrise Senior Living

Community Data

Consolidated Communities

Total Properties

					Unit Occupancy				Net Operating Income (1), (2)
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
			Ownership	State/	September 30,		September 30,		September 30,		September 30,
Community	Comm.	Units	Interest	Province	2012	2011	2012	2011	2012	2011	2012	2011
AL US (4)	15	1,091	100.0%	Various	90.0%	88.8%	89.2%	87.9%	8,680,927	7,592,801	25,047,712	23,240,412
Quebec	3	246	100.0%	QU	77.9%	67.2%	75.1%	62.5%	1,012,912	626,408	2,905,310	1,501,995
Monterey	1	99	100.0%	CA	79.5%	61.4%	73.8%	61.2%	684,865	274,173	1,706,991	909,154
Other Consolidated	1	371	0.0%	NJ	71.4%	74.3%	71.4%	73.8%	439,483	569,947	1,156,540	1,563,128
Other Consolidated (5)	1	137	50.0%	MD	95.8%	97.8%	96.1%	97.6%	1,414,473	1,340,610	4,223,322	4,025,179
Total Properties Excluding 2 Condos	21	1,944			84.8%	82.6%	83.7%	81.3%	12,232,660	10,403,939	35,039,875	31,239,868

Other Consolidated (3)	2	167	100.0%	Various	96.8%	102.7%	97.2%	102.9%	278,645	2,361	531,479	(166,085)

Total Properties	23	2,111			85.7%	84.1%	84.8%	83.0%	$12,511,305	$10,406,300	$35,571,354	$31,073,783

Footnotes:

(1)  Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.

(2)  Net operating income is a non-GAAP measure.  Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations.  Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.  On page 6 of the supplemental tables  please refer to a complete reconciliation of net operating income to income/(loss) from operations.

(3)  Property types are primarily condominium units and not typical Sunrise communities.

(4)  Net operating income is consolidated from June 2, 2011 forward.  The portfolio was a joint venture prior to June 2, 2011.

(5)  This community is a joint venture community that we consolidate under the accounting guidelines.  The information provided above only includes the results of operations of the operator who has a lease with an unconsolidated 3rd party.  In 2011, the consolidated venture paid $1.7 million to the landlord in rent.  In 2012, the terms of the lease will be re-negotiated and we expect the rent expense to increase significantly.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities

				Unit Occupancy				Net Operating Income (1), (3)
				Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				September 30,		September 30,		September 30,		September 30,
Lessor	Comm.	Units	Country	2012	2011	2012	2011	2012	2011	2012	2011
HRPT (5)	4	1,594	US	93.0%	93.2%	93.1%	92.5%	$6,994,262	$7,208,948	$20,397,573	$21,235,808
HRPT (6)	7	1,959	US	88.5%	87.3%	88.1%	88.0%	2,891,561	3,364,697	9,954,056	12,784,144
HCP	2	1,055	US	87.0%	86.1%	86.6%	86.9%	4,797,158	4,036,734	13,928,436	13,356,714
LTC	3	186	US	81.1%	85.9%	80.3%	86.1%	615,876	752,471	1,905,717	2,325,172
Missouri River Corp.	2	133	US	89.5%	87.5%	85.5%	86.0%	446,612	328,326	1,240,668	1,049,505
Oakmont	3	228	US	92.9%	90.0%	93.0%	91.6%	1,481,014	1,104,577	4,294,255	3,916,027
Other	2	171	US	87.8%	95.7%	89.0%	93.8%	872,970	732,111	2,539,049	2,376,350
Total Leased	23	5,326		89.5%	89.2%	89.2%	89.3%	$18,099,453	$17,527,864	$54,259,754	$57,043,720

Leased Communities

		Lease Coverage-		Lease Coverage-
		Straight-Line Lease		Straight-Line Lease		Lease Coverage-Cash Lease		Lease Coverage-Cash Lease
		Expense (2)		Expense (2)		Expense (2)		Expense (2)
	Current	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	Lease Term	September 30,		September 30,		September 30,		September 30,
Lessor	Expiration (4)	2012	2011	2012	2011	2012	2011	2012	2011
HRPT (4 communities) (5)	2013	1.92	1.97	1.87	1.94	1.92	1.97	1.87	1.94
HRPT (7 communities) (6)	2013	0.74	0.87	0.85	1.09	0.86	1.01	0.99	1.27
HCP	2018	1.18	0.94	1.10	1.09	1.16	0.95	1.08	1.10
LTC	2018	0.89	1.10	0.92	1.15	0.89	1.10	0.92	1.15
Missouri River Corp.	2018	0.93	0.70	0.87	0.75	0.93	0.70	0.87	0.75
Oakmont	2012-2013	2.08	1.60	2.03	1.91	2.04	1.56	1.99	1.86
Other	2013	2.23	1.88	2.16	2.03	2.08	1.77	2.03	1.93
Total Leased		1.30	1.25	1.29	1.37	1.35	1.30	1.33	1.43

Footnotes:

(1)  Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.

(2)  Lease coverage is defined as net operating income divided by lease expense.

(3)  Net operating income is a non-GAAP measure.  Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations.  Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.  On page 6 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.

(4)  Lease agreements may include possible lease extensions.

(5)  On December 29, 2011, we received 3rd party consent to the extension of the term of the four leases for an additional five-year term commencing January 1, 2014.

(6)  On May 29, 2012, we reached an agreement with the landlord to allow for early termination of the ten leases that were scheduled to expire on December 31, 2013.  In the third quarter of 2012, we terminated the leases on and transitioned management of three communities. We terminated the leases on and transitioned management of an additional five communities on October 1, and of the remaining two communities on November 1.

Sunrise Senior Living
Community Data
Joint Venture Communities

Stabilized Properties (4)

					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				Ownership	September 30,		September 30,		September 30,		September 30,
Venture Pool (1)	Comm.	Units	Country	Interest (3)	2012	2011	2012	2011	2012	2011	2012	2011
Pool 1	5	434	UK	20.00%	93.9%	91.9%	94.4%	92.4%	$4,581,093	$4,140,027	$13,804,383	$11,902,697
Pool 2 (8)	2	156	UK	9.81%	92.4%	93.7%	92.3%	92.6%	1,878,281	1,941,777	5,604,140	5,203,257
Pool 3 (8)	15	1,243	UK	9.81%	81.8%	85.7%	83.2%	84.7%	8,889,131	9,032,653	26,926,788	24,594,286
Pool 7 (2)	29	2,082	US	40.00%	90.3%	87.2%	88.9%	88.0%	13,837,865	11,056,080	38,199,996	35,057,935
Pool 8 (8)	4	310	US	20.00%	86.6%	91.4%	88.5%	90.1%	2,383,782	2,367,674	7,020,398	6,651,259
Pool 9 (8)	12	872	US	25.00%	92.0%	89.7%	91.3%	89.7%	6,660,596	5,251,058	17,873,701	14,781,352
Pool 11	2	152	US	30.00%	89.8%	93.5%	91.2%	91.3%	1,062,639	1,171,386	3,007,364	3,242,988
Pool 13/14	4	298	US	20.00%	91.5%	90.6%	89.8%	90.3%	1,798,146	1,487,866	4,773,734	4,598,741
Pool 15	7	601	US	32.12%	89.7%	87.3%	88.3%	87.3%	3,852,821	3,345,271	11,128,996	10,051,024
Pool 23 (7)	1	83	US	30.00%	94.1%	90.0%	90.7%	87.8%	876,770	307,204	2,265,299	792,778
Pool 24	5	342	US	10%-50%	85.5%	88.5%	86.4%	87.6%	2,150,951	2,148,315	6,680,808	6,435,815
Pool 26	2	170	US	45.00%	94.8%	95.3%	95.4%	92.4%	1,611,073	1,481,832	4,824,493	4,197,383
Total JV’s-Stabilized	88	6,743			89.0%	88.5%	88.7%	88.3%	$49,583,148	$43,731,143	$142,110,100	$127,509,515

Lease-Up Properties (5)

					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				Ownership	September 30,		September 30,		September 30,		September 30,
Venture Pool (1)	Comm.	Units	Country	Interest (3)	2012	2011	2012	2011	2012	2011	2012	2011
Pool 20	6	598	US	30.00%	83.6%	72.4%	80.9%	68.4%	2,811,339	2,558,059	7,944,805	6,163,621
Pool 25 (6)	0	240	US	30.00%	31.3%	31.3%	31.3%	30.5%	—	—	—	—
Pool 27	5	517	US	45.00%	83.9%	77.0%	80.9%	72.1%	1,962,489	1,607,517	5,736,455	4,148,986
Total JV’s-Lease Up	11	1,355			74.4%	66.9%	72.1%	63.1%	$4,773,828	$4,165,576	$13,681,260	$10,312,607

Total Properties

					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				Ownership	September 30,		September 30,		September 30,		September 30,
Venture Pool (1)	Comm.	Units	Country	Interest (3)	2012	2011	2012	2011	2012	2011	2012	2011
Pool 1	5	434	UK	20.00%	93.9%	91.9%	94.4%	92.4%	$4,581,093	$4,140,027	$13,804,383	$11,902,697
Pool 2	2	156	UK	9.81%	92.4%	93.7%	92.3%	92.6%	1,878,281	1,941,777	5,604,140	5,203,257
Pool 3	15	1,243	UK	9.81%	81.8%	85.7%	83.2%	84.7%	8,889,131	9,032,653	26,926,788	24,594,286
Pool 7 (2)	29	2,082	US	40.00%	90.3%	87.2%	88.9%	88.0%	13,837,865	11,056,080	38,199,996	35,057,935
Pool 8	4	310	US	20.00%	86.6%	91.4%	88.5%	90.1%	2,383,782	2,367,674	7,020,398	6,651,259
Pool 9	12	872	US	25.00%	92.0%	89.7%	91.3%	89.7%	6,660,596	5,251,058	17,873,701	14,781,352
Pool 11	2	152	US	30.00%	89.8%	93.5%	91.2%	91.3%	1,062,639	1,171,386	3,007,364	3,242,988
Pool 13/14	4	298	US	20.00%	91.5%	90.6%	89.8%	90.3%	1,798,146	1,487,866	4,773,734	4,598,741
Pool 15	7	601	US	32.12%	89.7%	87.3%	88.3%	87.3%	3,852,821	3,345,271	11,128,996	10,051,024
Pool 20	6	598	US	30.00%	83.6%	72.4%	80.9%	68.4%	2,811,339	2,558,059	7,944,805	6,163,621
Pool 23 (7)	1	83	US	30.00%	94.1%	90.0%	90.7%	87.8%	876,770	307,204	2,265,299	792,778
Pool 24	5	342	US	10%-50%	85.5%	88.5%	86.4%	87.6%	2,150,951	2,148,315	6,680,808	6,435,815
Pool 25 (6)	0	240	US	30.00%	31.3%	31.3%	31.3%	30.5%	—	—	—	—
Pool 26	2	170	US	45.00%	94.8%	95.3%	95.4%	92.4%	1,611,073	1,481,832	4,824,493	4,197,383
Pool 27	5	517	US	45.00%	83.9%	77.0%	80.9%	72.1%	1,962,489	1,607,517	5,736,455	4,148,986
Total Joint Ventures	99	8,098			86.5%	84.9%	85.9%	84.1%	$54,356,976	$47,896,719	$155,791,360	$137,822,122

Footnotes:

(1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.

(2) Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.

(3) In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.

(4) Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture or third party where the single property or all of the communities in the pool have been open and operating for more than 36 months as of September 30, 2012.

(5) Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture or third party where the single property or any of the communities in the pool have been open and operating for less than 36 months as of September 30, 2012.

(6) This condominium community is currently in foreclosure with the lender.

(7) Represents the assisted living and amenities side of the condo project (pool 25).

(8) The venture partner’s interest was acquired by Sunrise in October 2012.

Sunrise Senior Living
Community Data
Management Contracts

Joint Venture Communities

					Management Fees (2)
					Three Months Ended		Nine Months Ended
				Average	September 30,		September 30,
Venture Pool (1)	Comm.	Units	Country	Maturity Date	2012	2011	2012	2011
Pool 1	5	434	UK	2028	$816,270	$795,025	$2,443,345	$2,365,560
Pool 2 (8)	2	156	UK	2037	335,722	347,096	1,003,468	974,767
Pool 3 (8)	15	1,243	UK	2037	2,004,248	1,957,879	6,288,439	5,670,070
Pool 7	29	2,082	US	2028	1,534,368	1,435,623	4,495,522	4,369,586
Pool 8 (8)	4	310	US	2032	468,078	458,624	1,397,251	1,338,769
Pool 9 (8)	12	872	US	2030	1,226,979	1,124,193	3,564,616	3,328,711
Pool 11	2	152	US	2038	153,160	157,543	464,802	455,495
Pool 13/14	4	298	US	2037	465,015	324,583	1,349,320	959,196
Pool 15	7	601	US	2030	785,955	741,788	2,298,794	2,184,798
Pool 20	6	598	US	2037	476,097	513,398	1,381,711	1,751,838
Pool 23 (5)	1	83	US	2034	—	—	—	—
Pool 24	5	342	US	Various	388,760	396,107	1,243,689	1,160,855
Pool 25 (5)	0	240	US		—	—	—	—
Pool 26 (7)	2	170	US	2042	—	117,612	79,118	348,813
Pool 27 (7)	5	517	US	2042	—	465,384	418,528	1,339,833
Total Joint Ventures	99	8,098			$8,654,652	$8,834,855	$26,428,603	$26,248,291

Managed Communities

					Management Fees (2)
					Three Months Ended		Nine Months Ended
				Average	September 30,		September 30,
Owner	Comm.	Units	Country	Maturity Date	2012	2011	2012	2011
Cooperative	1	259	US	2034	265,483	257,861	828,392	782,719
HCPI (4)	46	4,511	US	2028-2038	5,031,547	4,452,566	14,810,415	13,270,921
Inova	4	313	US	2013	392,113	371,372	1,369,866	1,218,684
Ventas	79	6,507	US	2034-2037	7,421,717	5,866,111	21,182,705	17,224,027
Ventas 16	16	1,274	US	2030-2038	1,588,909	1,474,414	4,565,223	4,201,313
Wedum Foundation	4	235	US	2013	251,791	233,966	738,201	712,647
HCN UK	5	432	UK	2024-2039	848,265	756,408	2,497,527	1,918,678
Other	3	316	US	Various	274,245	257,940	824,996	808,485
Total Managed	158	13,847			$16,074,070	$13,670,638	$46,817,325	$40,137,474

Total JV and Managed Communities	257	21,945			$24,728,722	$22,505,493	$73,245,928	$66,385,765

Other/Terminated Management Fees (6)					$126,517	$990,164	$1,264,006	$5,723,917

Total Management Fees					$24,855,239	$23,495,657	$74,509,934	$72,109,682

Footnotes:

(1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.

(2) The majority of our management contracts contain performance based termination tests with certain limited cure rights.

(3) Intentionally omitted.

(4) The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.

(5) No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.

(6) Includes $2.4 million for the nine months ended September 30, 2011 from the previous AL US venture.

(7) On June 29, 2012 we contributed our ownership interest in these communities to a newly formed joint venture. No management fees are associated with the new venture as the fees are eliminated due to accounting for this venture under the profit sharing method.

(8) The venture partner’s interest was acquired by Sunrise in October 2012.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of September 30, 2012

(dollars in thousands)

Consolidated Debt

	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	Recourse
Consolidated Communities	Percentage	Communities	Date (4)	Interest Rate	Debt	Default	to SRZ
AL US Development Portfolio	100.00%	15	Jun15	4.30%	$326,146	$—	N
Monterey	100.00%	1	Jun13	3.50%	20,617	—	N
Quebec (6)	100.00%	3	Feb14	5.00%	47,592	—	Y
Cedar Parke	0.00%	1	Jul29	0.55%	20,995	1,365	Y
Consolidated Community Debt		20			$415,350	$1,365

Revolving Credit Facility	100.00%	0	Jun14	5.49%	$—	$—	Y
Convertible Notes	100.00%	0	Apr41	5.00%	86,250	—	Y
Restructure Note (13)	100.00%	0	Oct12	0.00%	24,161	—	Y
Restructure Note	100.00%	0	Apr14	0.00%	3,129	—	Y
Other Consolidated Debt		0			$113,540	$—

Total Principal Amount of Debt					$528,890	$1,365
Less: Fair Value Adjustments					(10,184)	—
Total Consolidated Debt		20			$518,706	$1,365

Joint Venture Entities

	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	SRZ
Venture Pool (1)	Percentage (2)	Communities	Date (4)	Interest Rate	Debt	Default	ODA
Pool 1	20.00%	5	May13	4.64%	$131,497	$—	N
Pool 2 (8)	9.81%	2	Jan15	5.13%	57,673	—	N
Pool 3 (8)	9.81%	15	Jul14	3.41%	649,614	649,614	N
Pool 7	40.00%	29	Feb14	6.76%	434,940	—	N
Pool 8 (9)	20.00%	4	Apr14	5.89%	75,048	—	N
Pool 9 (10)	25.00%	12	Jan14	6.00%	181,365	—	N
Pool 11 (12)	30.00%	2	Mar13	5.23%	35,120	—	N
Pool 13/14	20.00%	4	Jan19	4.98%	58,359	—	N
Pool 15	32.12%	7	Nov18	4.80%	120,000	—	N
Pool 20	30.00%	6	Apr14	4.58%	104,549	—	N
Pool 23 (3)	30.00%	1	Jun15	5.50%	26,000	—	N
Pool 24 (11)	10%-50%	5	Sep2012 - Apr2022	6.03%	45,311	9,649	N
Pool 25 (3), (7)	30.00%	0	Sep11	11.75%	119,587	119,587	Y
Pool 26	44.98%	2	Mar19	4.66%	55,000	—	N
Pool 27	44.98%	5	Mar19	5.25%	70,000	—	N
Total Joint Ventures (5)		99			$2,164,063	$778,850

Footnotes:

(1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents.  Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of five single property joint ventures.

(2) In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.

(3) As of September 30, 2012, the loan of $119.6 million for the residential condominium venture is in default.  We have accrued $4.0 million in default interest, late fees and other lender-related fees relating to this loan.  In February 2012, the lenders for the residential condominium venture commenced legal proceedings necessary to foreclose on the assets of the residential condominium venture.  Without terminating the foreclosure proceedings, the lender sold their interest in the debt to a new lender in June 2012.  The debt remains in default and we are in discussions with the new lender.  We have no basis in the assets.

(4) Maturity dates assume exercising extensions allowable under the loan documents.

(5) Sunrise’s share of joint venture debt as of September 30, 2012 is approximately $520 million.

(6) The principal balance of the loan is non-recourse to Sunrise but we are obligated under an operating deficit agreement to fund operating shortfalls and interest.

(7) We are obligated to our partner on the condominium venture to fund operating shortfalls.  We have funded $2.2 million under the guarantee through September 30, 2012, of which $0.1 million was funded in 2012.  In addition, we are required to fund sales and marketing costs associated with the sale of the condominiums. We have experienced lower sales and pricing than had been forecasted and we believe the partners have no remaining equity in the condominium project.  Accordingly, we have informed our partner that we do not intend to fund future operating shortfalls.

(8) The venture partner’s interest was acquired by Sunrise on October 16, 2012.  The debt relating to pool 2 was paid off. The debt associated with pool 3 was modified and extended to December 31, 2015 and is no longer in default.

(9)  The venture partner’s interest was acquired by Sunrise on October 1, 2012 and the debt was assumed.

(10)  The venture partner’s interest was acquired by Sunrise on October 1, 2012 and the debt was paid off.

(11)  The debt of one of the communities matured on September 1, 2012 and was paid off on October 1, 2012.  Accordingly, the $9.6 million in debt is no longer in default or outstanding.

(12)  The venture partner’s interest was acquired, and the venture debt stays in place.

(13)  This debt was repaid in full in November 2012.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss.  Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to income (loss) from operations.

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Consolidated Community NOI	$12,511	$10,406	$35,571	$31,074
Leased Community NOI	18,099	17,528	54,260	57,044
Total Consolidated NOI	30,610	27,934	89,831	88,118
Less: AL US NOI (during period the venture was not consolidated)	—	—	—	(13,681)
Plus: Connecticut Avenue NOI (during period the community was consolidated)	—	1,109	2,590	2,984
Plus: Santa Monica NOI (during period the community was consolidated)	—	—	805	—
Plus: Pool 19 NOI (during period the venture was consolidated)	—	—	1,706	—
Plus: Pool 21 NOI (during period the venture was consolidated)	—	—	1,024	—
Plus: NOI from Consolidated New York communities leased from a venture
(NOI is reflected in Joint Venture loan pool analysis)	5,176	3,903	13,964	12,193
Adjusted Total Consolidated NOI	35,786	32,946	109,920	89,614
Less: Consolidated Community Lease Expense (includes $4.3 million for the three months ended September 30, 2012 and $4.3 million for the three months ended September 30, 2011 of lease expense from consolidated New York communities leased from a venture)	(16,315)	(18,746)	(53,454)	(55,071)
Less: Depreciation and Amortization	(9,624)	(10,536)	(31,442)	(26,165)
Less: Impairment of long-lived assets	(805)	(2,899)	(15,860)	(8,254)
	$9,042	$765	$9,164	$124
Plus: Other Sunrise Revenue
Management fees	24,855	23,496	74,510	72,110
Buyout fees	1,200	3,044	1,450	3,044
Ancillary fees	8,460	7,641	24,754	22,751
Professional fees from development, marketing and other	521	553	999	1,398
Reimbursed costs incurred on behalf of managed communities	167,251	179,038	509,132	543,168
Total Other Revenue	202,287	213,772	610,845	642,471

Less: Other Sunrise Expense
Ancillary expenses	7,924	7,127	23,063	21,099
General and administrative	44,003	28,263	97,871	88,216
Carrying costs of liquidating trust assets and idle land	490	658	1,780	1,700
Allowance for uncollectible receivables from owners	64	411	971	1,234
Gain on financial guarantees and other contracts	—	—	—	(12)
Costs incurred on behalf of managed communities	167,994	180,275	509,668	545,953
Misc. Expense for Non-Operating Communities	(324)	(171)	(750)	(365)
Total Other Expense	220,151	216,563	632,603	657,825

Loss from operations	$(8,822)	$(2,026)	$(12,594)	$(15,230)

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Community Operating Revenue

Consolidated Community Operating Revenue

Community operating revenue is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for resident fees for consolidated communities.  Management considers community operating revenue to be a useful measure in analyzing comparable revenue growth.

The following table reconciles community operating revenue from consolidated communities to resident fees for consolidated communities.

(in thousands)

	Three Months Ended
	September 30,
	2012	2011
Consolidated Community Operating Revenue	$36,410	$34,862
Leased Community Operating Revenue	71,886	71,289
Total Consolidated Community Operating Revenue	108,296	106,151
Plus: Connecticut Avenue Revenue (during period the community was consolidated)	—	2,784
Plus: Revenue from Consolidated New York communities leased from a venture
(Revenue is reflected in Joint Venture revenue)	11,776	10,677
Adjusted Total Consolidated Revenue	120,072	119,612
Endowment Amortization	1,821	1,557
Other	(294)	(314)
Resident Fees for Consolidated Communities	$121,599	$120,855